EXHIBIT 32.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       ODYSSEY MARINE EXPLORATION, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Odyssey Marine Exploration, Inc. for the period ending May 31, 2004:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Odyssey Marine Exploration, Inc.





/s/ John C. Morris
John C. Morris
Chief Executive Officer
July 15, 2004


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Odyssey Marine Exploration, Inc. and will be retained by Odyssey Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.